Exhibit 10.2

TAX SHARING AGREEMENT

THIS TAX SHARING AGREEMENT (the “Agreement”) dated as of October 1, 2002, between Nationwide Financial Services, Inc., a Delaware company (“Nationwide Financial”) and any corporation that may hereafter be a subsidiary of Nationwide Financial and become a party hereto as contemplated by Section 8 hereof (collectively, the “Subsidiaries”).

Nationwide Financial and the Subsidiaries are members of an affiliated group of corporations as defined in Section 1504 of the Internal Revenue Code of 1986, as amended (the “Code”), of which Nationwide Financial is the common parent. Such affiliated group of corporations is referred to herein as the “Group.” The Group will file consolidated federal income tax returns pursuant to Sections 1501 et seq of the Code. In addition, members of the Group may be eligible to file consolidated or combined state or local income or franchise tax returns. Nationwide Financial and the Subsidiaries desire to allocate among themselves the benefits and burdens which arise from filing of such consolidated or combined tax returns and, accordingly, hereby agree as follows:

Section 1. Definitions. As used herein, the following terms shall have the following meanings (all terms defined in this Section 1 or in other provisions of this Agreement in the singular shall have the same meanings when used in the plural and vice versa):

“Includible Corporation” shall mean, with respect to any entity, any corporation that is a subsidiary of such entity and that now or in the future qualifies under Section 1501 et seq. of the Code as an includible corporation of an affiliated group of corporations of which such entity is the parent.

“Obligor” shall mean, individually, Nationwide Financial and each of the Subsidiaries that is or becomes a party hereto.

“Tax Year” shall mean each year or other period during which the Subsidiaries are included in a consolidated federal income tax return with Nationwide Financial.

In addition, for purposes of this Agreement, the “federal income tax liability” or “federal income tax refund” for any Tax Year shall be an amount equal to the decrease or increase, respectively, in the earnings and profits of Nationwide Financial or any Subsidiary as calculated under Section 1552(a)(2) and Regulation 1.1502-33(d)(3) (the Percentage Method, using 100%), but without regard to the provisions of Section 55 of the Code.

Section 2. Representations and Warranties. Each Obligor hereby represents and warrants to each other Obligor that:

(a) Such Obligor is a corporation duly incorporated, validly existing and in good standing under the laws of the jurisdiction of its incorporation.

(b) None of the execution and delivery of this Agreement, the consummation of the transaction herein contemplated or compliance with the terms and provisions hereof will conflict with or result in a breach of, or require any consent under, the Charter, Bylaws, Code of Regulations or Articles of Incorporation of such Obligor, or, to the best knowledge of such Obligor, any applicable law or regulation, or any order, writ, injunction or decree of any court or governmental authority or agency, or any agreement or instrument to which such Obligor is a party or by which such Obligor is bound or to which such Obligor is subject, or constitute a default under any such agreement or instrument, or result in the creation or imposition of any lien on any of the revenues or assets of such Obligor pursuant to the terms of any such agreement or instrument.

(c) Such Obligor has all necessary corporate power and authority to execute, deliver and perform its obligations under this Agreement; the execution, delivery and performance by such Obligor of this Agreement have been duly authorized by all necessary corporate action on its part; and this Agreement has been duly and validly executed and delivered by such Obligor and constitutes its legal, valid and binding obligation, enforceable against such Obligor in accordance with its terms, except as suchenforceability may be limited by (a) bankruptcy, insolvency, reorganization, moratorium or similar laws of general applicability affecting the enforcement of creditors’ rights and (b) the application of general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law).

(d) No authorizations, approvals or consents of and no filing or registrations with, any governmental or regulatory authority or agency are necessary for the execution, delivery or performance by such Obligor of this Agreement or for the validity or enforceability hereof or such authorizations, approvals, consents, filings or registrations have been obtained or made.

Section 3. Consolidated Tax Returns. Nationwide Financial will file a consolidated federal income tax return for all taxable periods that it is eligible to do so. Nationwide Financial and the Subsidiaries agree to file such consents, elections and other documents and to take such other action as may be necessary or appropriate to carry out the purposes of this Section 3. Nationwide Financial will timely pay the Group’s federal income tax liability for each Tax Year.

Section 4. Payment of Tax Liability. For each Tax Year, each Subsidiary will pay to Nationwide Financial an amount equal to the federal income tax liability attributable to such Subsidiary for such Tax Year within sixty (60) days following the filing of the consolidated federal income tax return of the Group.

Section 5. Estimated Taxes. If in any Tax Year Nationwide Financial believes in good faith that any Subsidiary will be obligated to make payment to Nationwide Financial pursuant to Section 4 hereof in respect of such Tax Year, such Subsidiary may be required by Nationwide Financial to pay such amounts as would be necessary to make estimated payments in respect of its federal income tax liability, if any, that the Subsidiary will be obligated to pay under Section 4 hereof. Nationwide Financial shall calculate the amount of the payments to be made by the Subsidiary pursuant to this Section 5 in a manner consistent with the conventions used by Nationwide Financial to compute its estimated tax, and shall provide the Subsidiary with at least 10 days’ notice of the amount due. Estimated payments may be required to be paid by the Subsidiary to Nationwide Financial, even if no such payment by Nationwide Financial is required at that time. Estimated payments to be made under this Section 5 shall include payments due within ninety (90) days following the end of the Tax Year.

If, following the filing of the Group’s federal income tax return for any Tax Year, it shall be determined that the actual payments required to be made by each Subsidiary pursuant to Section 4 hereof in respect of such Tax Year shall not be equal to the estimated payments made pursuant to this Section 5, then each Subsidiary and Nationwide Financial shall make such adjustments of payments between themselves in such amounts as shall be necessary so that the payments actually made by such Subsidiary to Nationwide Financial in respect of such Tax Year shall be equal to the amounts that should have been paid in respect of such Tax Year pursuant to Section 4.

Section 6. Refunds. If, on the basis of the computation made by Nationwide Financial in accordance with Section 4 hereof, any Subsidiary is entitled to a federal income tax refund taking into account all facts in existence at the time of such determination, but excluding any tax attributes of the Subsidiary which have been utilized by the Group and for which the Subsidiary has been previously compensated, Nationwide Financial shall pay such Subsidiary the amount of the federal income tax refund within ninety (90) days following the filing of the consolidated federal income tax return of the Group.

Section 7. Redeterminations. In the event of any adjustment to the tax return of the Group as filed (by reason of an amended return, claim for refund or an audit by the Internal Revenue Service), the liability of Nationwide Financial and the Subsidiaries shall be redetermined to give effect to any such adjustment as if it had been made as part of the original computation of tax liability. Payments shall be made within ninety (90) days of any corresponding payments to the Internal Revenue Service or the receipt of any refund from the Internal Revenue Service. Any payments shall include interest and penalties equal to the amounts actually paid to, or received from, the Internal Revenue Service with respect to the redetermination of tax liabilities. Nationwide Financial shall calculate the amounts of any such payments and shall give the Subsidiaries at least 10 days notice of any amounts payable by the Subsidiaries.

Section 8. Future Subsidiaries. Nationwide Financial and the Subsidiaries agree to cause any corporation that in the future will qualify as an Includible Corporation of Nationwide Financial, to become a party hereto as an additional “‘Subsidiary” hereunder.

Section 9. Administrative Matters.

9.01 Information. The Subsidiaries shall provide Nationwide Financial with such information as Nationwide Financial may need in connection with the preparation of federal income tax returns for the Group. Nationwide Financial shall prepare, or have prepared at its expense, the federal consolidated income tax returns of the Group, and Nationwide Financial and the Subsidiaries shall cooperate with each other in the preparation of such federal income returns.

9.02 Audits. Nationwide Financial shall act as agent for the Subsidiaries in the event of any audit of Nationwide Financial’s federal consolidated income tax returns or any consolidated or combined state or local income or franchise tax returns that may have been filed and in any administrative or judicial proceedings with respect to those returns. Nationwide Financial and the Subsidiaries shall cooperate with each other in such audits, administrative or judicial proceedings.

9.03 Consent to Settlements. Nationwide Financial shall inform each Subsidiary of any audits, administrative or judicial proceedings that may affect the tax liability of the Subsidiaries. Nationwide Financial shall not settle any such issues without the Subsidiaries’ consent which consent may not be unreasonably withheld.

Section 10. State and Local Taxes. If Nationwide Financial and any Subsidiaries of Nationwide Financial, are eligible, but not required, to file consolidated or combined state or local income or franchise tax returns for any Tax Year, Nationwide Financial shall determine, in its sole discretion, whether to file any such return for such Tax Year. In the event that Nationwide Financial shall elect for any Tax Year so to file consolidated or combined state or local income or franchise tax returns (or in the event that Nationwide Financial shall be required to file such returns), each Subsidiary shall pay to Nationwide Financial an amount equal to the amount of state or local income or franchise tax for such Tax Year that such Subsidiary would pay as a separate corporation. Nationwide Financial shall pay to each Subsidiary the amount of any refunds such Subsidiary would have received from any state or local authority had it filed separate returns for such Tax Year. Principles analogous to those applicable to computations, payments, refunds, elections and adjustments for federal income taxes provided for in this Agreement shall apply to such state and local income and franchise taxes.

Section 11. State Insurance Regulation. In the event any state shall require a different procedure with respect to the payment of the federal or state tax liability of a member of the Group for the purposes of regulating insurance companies, such other method shall be utilized with respect to the members of the Group affected thereby.

Section 12. Ratification. Notwithstanding any prior agreement of the parties, or any prior decision of Nationwide Financial or the Subsidiaries, the actions of the officers and employees of the parties which have been taken prior to the date of this agreement concerning the allocation and payment of federal, state and local tax liability are hereby ratified and affirmed, and the parties agree to be bound by such actions.

Section 13. Miscellaneous.

13.01 Notices. All notices hereunder shall be in writing and telecopied or delivered to the intended recipient at its “Address for Notices” specified beneath its name on the signature pages hereof or, as to any party, at such other address as shall be designated by such party in a notice to each other party, provided that notices to any Subsidiary shall be given to such Subsidiary at the “Address for Notice’. Except as otherwise provided in this Agreement, all such communications shall be deemed to have been duly given when transmitted by telecopier or personally delivered or, in the case of a mailed notice, upon receipt, in each case given or addressed as aforesaid.

13.02 Governing Law. This Agreement shall be governed by, and construed in accordance with, the law of the State of Ohio

13.03 Waivers. Etc. The terms of this Agreement may be waived, altered or amended only by an instrument in writing duly executed by Nationwide Financial and the Subsidiaries. Any such amendment or waiver shall be binding upon Nationwide Financial and the Subsidiaries.

13.04 Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of the respective successors and assigns of Nationwide Financial and the Subsidiaries.

13.05 Counterparts, Integration. This Agreement may be executed in any number of counterparts, all of which taken together shall constitute one and the same instrument and any of the parties hereto may execute this Agreement by signing any such counterpart. This Agreement constitutes the entire agreement and understanding among the parties hereto and supersedes any and all prior agreements and understanding, oral or written, relating to the subject matter hereof

13.06 Number. Unless otherwise provided, all references in the Agreement that are in the singular shall be construed to include the plural, and all references in the plural shall be construed to include the singular.

Section 14. Record Retention. Nationwide Financial will retain copies of all tax returns, related schedules and work papers, and all material records and other documents in connection with the provisions of this Agreement until the expiration of the statute of limitations (including extensions) for the taxable years to which such tax returns and other documents relate and until the final determination of any payments which may be required in respect of such years under this Agreement. Each Subsidiary also shall retain copies of all such tax returns and other documents as may be required by applicable laws and regulations.

Section 15. Additional Payment. Notwithstanding any other provision of this Agreement, in the event the federal, state or local tax of any Obligor is permanently reduced as a result of a transaction which (i) has no impact on income for financial accounting purposes, and (ii) results in a permanent increase in any such tax for another Obligor, the Obligor whose taxes are reduced shall, within sixty (60) days of a determination that this provision is applicable, pay the amount by which its taxes were reduced to the Obligor whose taxes are increased as a result of the transaction.

IN WITNESS WHEREOF, the parties hereto have caused this Tax Sharing Agreement to be duly executed and delivered as of the day and year first written above.

Nationwide Financial Services, Inc.	401(k) Investment Services, Inc.

By:	By:

Alan A. Todryk	Alan A. Todryk
Vice President – Taxation	Vice President - Taxation

Address for Notices:	Address for Notices:

One Nationwide Plaza	One Nationwide Plaza
Columbus, Ohio 43215	Columbus, Ohio 43215
Attention: Vice President – Taxation	Attention: Vice President – Taxation

401(k) Investment Advisors, Inc.	Affiliate Agency, Inc.

By:	By:

Alan A. Todryk	Alan A. Todryk
Vice President – Taxation	Vice President – Taxation

Address for Notices:	Address for Notices:

One Nationwide Plaza	One Nationwide Plaza
Columbus, Ohio 43215	Columbus, Ohio 43215
Attention: Vice President – Taxation	Attention: Vice President – Taxation

The 401(k) Companies, Inc.	Financial Horizons Distributors Agency of Alabama, Inc.

By:	By:

Alan A. Todryk	Alan A. Todryk
Vice President – Taxation	Vice President – Taxation

Address for Notices:	Address for Notices:

One Nationwide Plaza	One Nationwide Plaza
Columbus, Ohio 43215	Columbus, Ohio 43215
Attention: Vice President – Taxation	Attention: Vice President – Taxation

Affiliate Agency of Ohio, Inc.	Financial Horizons Distributors Agency of Oklahoma, Inc.

By:	By:

Alan A. Todryk	Alan A. Todryk
Vice President – Taxation	Vice President – Taxation

Address for Notices:	Address for Notices:

One Nationwide Plaza	One Nationwide Plaza
Columbus, Ohio 43215	Columbus, Ohio 43215
Attention: Vice President – Taxation	Attention: Vice President – Taxation

Financial Horizons Distributors Agency of Ohio, Inc.	Financial Horizons Securities Corporation

By:	By:

Alan A. Todryk	Alan A. Todryk
Vice President – Taxation	Vice President – Taxation

Address for Notices:	Address for Notices:

One Nationwide Plaza	One Nationwide Plaza
Columbus, Ohio 43215	Columbus, Ohio 43215
Attention: Vice President – Taxation	Attention: Vice President – Taxation

Financial Horizons Distributors Agency of Texas, Inc.	Landmark Financial Services of New York, Inc.

By:	By:

Alan A. Todryk	Alan A. Todryk
Vice President – Taxation	Vice President – Taxation

Address for Notices:	Address for Notices:

One Nationwide Plaza	One Nationwide Plaza
Columbus, Ohio 43215	Columbus, Ohio 43215
Attention: Vice President – Taxation	Attention: Vice President – Taxation

The 401(k) Company	Nationwide Financial Institution Distributors Agency, Inc.

By:	By:

Alan A. Todryk	Alan A. Todryk
Vice President – Taxation	Vice President – Taxation

Address for Notices:	Address for Notices:

One Nationwide Plaza	One Nationwide Plaza
Columbus, Ohio 43215	Columbus, Ohio 43215
Attention: Vice President – Taxation	Attention: Vice President – Taxation

National Deferred Compensation, Inc.	Nationwide Financial Institution Distributors Agency, Inc. of New Mexico

By:	By:

Alan A. Todryk	Alan A. Todryk
Vice President – Taxation	Vice President – Taxation

Address for Notices:	Address for Notices:

One Nationwide Plaza	One Nationwide Plaza
Columbus, Ohio 43215	Columbus, Ohio 43215
Attention: Vice President – Taxation	Attention: Vice President – Taxation

Nationwide Financial Institution Distributors Agency, Inc. of Mass.	Nationwide Retirement Solutions, Inc.

By:	By:

Alan A. Todryk	Alan A. Todryk
Vice President – Taxation	Vice President – Taxation

Address for Notices:	Address for Notices:

One Nationwide Plaza	One Nationwide Plaza
Columbus, Ohio 43215	Columbus, Ohio 43215
Attention: Vice President – Taxation	Attention: Vice President – Taxation

Nationwide Retirement Plan Services, Inc.	Nationwide Retirement Solutions, Inc. of Arizona

By:	By:

Alan A. Todryk	Alan A. Todryk
Vice President – Taxation	Vice President – Taxation

Address for Notices:	Address for Notices:

One Nationwide Plaza	One Nationwide Plaza
Columbus, Ohio 43215	Columbus, Ohio 43215
Attention: Vice President – Taxation	Attention: Vice President – Taxation

Nationwide Retirement Solutions, Inc. of Arkansas	Nationwide Retirement Solutions, Inc. of Montana

By:	By:

Alan A. Todryk	Alan A. Todryk
Vice President – Taxation	Vice President – Taxation

Address for Notices:	Address for Notices:

One Nationwide Plaza	One Nationwide Plaza
Columbus, Ohio 43215	Columbus, Ohio 43215
Attention: Vice President – Taxation	Attention: Vice President – Taxation

Nationwide Retirement Solutions, Inc. of New Mexico	Nationwide Retirement Solutions, Inc. of Nevada

By:	By:

Alan A. Todryk	Alan A. Todryk
Vice President – Taxation	Vice President – Taxation

Address for Notices:	Address for Notices:

One Nationwide Plaza	One Nationwide Plaza
Columbus, Ohio 43215	Columbus, Ohio 43215
Attention: Vice President – Taxation	Attention: Vice President – Taxation

Nationwide Retirement Solutions, Inc. of Ohio	Nationwide Retirement Solutions, Inc. of Oklahoma

By:	By:

Alan A. Todryk	Alan A. Todryk
Vice President – Taxation	Vice President – Taxation

Address for Notices:	Address for Notices:

One Nationwide Plaza	One Nationwide Plaza
Columbus, Ohio 43215	Columbus, Ohio 43215
Attention: Vice President – Taxation	Attention: Vice President – Taxation

Nationwide Retirement Solutions, Inc. of South Dakota	Nationwide Retirement Solutions, Inc. of Texas

By:	By:

Alan A. Todryk	Alan A. Todryk
Vice President – Taxation	Vice President – Taxation
Address for Notices:	Address for Notices:

One Nationwide Plaza	One Nationwide Plaza
Columbus, Ohio 43215	Columbus, Ohio 43215
Attention: Vice President – Taxation	Attention: Vice President – Taxation

Nationwide Retirement Solutions, Inc. of Alabama	Nationwide Retirement Solutions, Insurance Agency, Inc.

By:	By:

Alan A. Todryk	Alan A. Todryk
Vice President – Taxation	Vice President – Taxation

Address for Notices:	Address for Notices:

One Nationwide Plaza	One Nationwide Plaza
Columbus, Ohio 43215	Columbus, Ohio 43215
Attention: Vice President – Taxation	Attention: Vice President – Taxation

Nationwide Retirement Solutions, Inc. of Wyoming	NFS Distributors, Inc.

By:	By:

Alan A. Todryk	Alan A. Todryk
Vice President – Taxation	Vice President – Taxation

Address for Notices:	Address for Notices:

One Nationwide Plaza	One Nationwide Plaza
Columbus, Ohio 43215	Columbus, Ohio 43215
Attention: Vice President – Taxation	Attention: Vice President – Taxation

Nationwide Trust Company, FSB	Pension Associates, Inc.

By:	By:

Alan A. Todryk	Alan A. Todryk
Vice President – Taxation	Vice President – Taxation

Address for Notices:	Address for Notices:

One Nationwide Plaza	One Nationwide Plaza
Columbus, Ohio 43215	Columbus, Ohio 43215
Attention: Vice President – Taxation	Attention: Vice President – Taxation

Riverview Agency, Inc.

By:

Alan A. Todryk
Vice President – Taxation

Address for Notices:

One Nationwide Plaza
Columbus, Ohio 43215
Attention: Vice President – Taxation